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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 26, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               -------------------


                                  iBASIS, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                    000-27127                04-3332534
----------------------------  -----------------------  -------------------------
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
       of Incorporation)                                  Identification No.)



                 20 SECOND AVE., BURLINGTON, MASSACHUSETTS 01803
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (781) 505-7500
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              (Registrant's telephone number, including area code)

                                 ---------------


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ITEM 5.  Other Events.

iBasis is filing the audited financial statements of PriceInteractive, Inc. for its fiscal year ended December 31, 2000 and the unaudited pro forma condensed combined financial information of iBasis, Inc. and PriceInteractive, Inc. for such period and as of such date, and Management's Discussion and Analysis of Results of Operations of Price Interactive, Inc. each attached as Exhibit 99.1 hereto and is incorporating such financial information herein by reference.

ITEM 7.  Exhibits.

EXHIBIT
NUMBER            DESCRIPTION

23.1     Consent of Arthur Andersen LLP

99.1 Audited Financial Statements of PriceInteractive, Inc. and Unaudited Pro Forma Condensed Combined Financial Information



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 26, 2001            iBASIS, INC.



                             By: /s/ Michael J. Hughes
                                 -----------------------------
                                 Michael J. Hughes
                                 Vice President, Finance and
                                 Chief Financial Officer
                                 (Principal Financial and Accounting Officer)




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                                  EXHIBIT INDEX




  Exhibit No.             Description
  -----------             -----------

    23.1     Consent of Arthur Andersen LLP

    99.1 Audited Financial Statements of PriceInteractive, Inc. and Unaudited Pro Forma Condensed Combined Financial Information